UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

           WORLDWIDE INSURANCE TRUST - WORLDWIDE EMERGING MARKETS FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2004

Date of reporting period: DECEMBER 31, 2004

Item 1. Report to Shareholders

                                                                  VAN ECK GLOBAL
                                                       Worldwide Insurance Trust


                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2004



                                   [GRAPHIC]


                                                 WORLDWIDE EMERGING MARKETS FUND




                          GLOBAL INVESTMENTS SINCE 1955

The information in the shareholder letter represents the personal opinions of the management team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the views of the management team members are as of December 31, 2004, and are subject to change.

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck Worldwide Emerging Markets Fund gained 25.89% for the twelve months ended December 31, 2004. As we entered the year, there was no shortage of naysayers predicting that emerging markets would come unglued, given that the Morgan Stanley Capital International Emerging Markets Free Index(1) (MSCI EMF Index) rose more than 56% in 2003. When we reported to you at mid-year, this appeared to be the case, with emerging markets down 0.78% for the six months ended June 30. However, a strong rally in 2004's second half proved the doubters wrong. For the full year, emerging markets gained 25.95% as measured by the benchmark MSCI Emerging Markets Free Index.

MARKET AND ECONOMIC REVIEW

While many economic experts and investment professionals forecasted that 2004 could be difficult, it proved to be a year of false alarms. Fear abounded over the impact of soaring oil prices, inflation, and rising interest rates. The year was also marked by geopolitical concerns such as threats of terrorism, the escalating violence in Iraq, and the devastation wrought by the tsunami in Southeast Asia at yearend. At home on the domestic front, disappointing employment growth, the unfolding presidential election, and spiraling U.S. trade and budget deficits weighed heavily. These issues, however, failed to dampen investors' appetite for risk and American investors made their largest single-year purchase of foreign stocks in 2004.

Emerging market equities was one of the best performing asset classes in 2004 (just behind crude oil and utilities stocks), and have been the world's top performing major asset class since the fall of 2001. Much of this success has been tied to the continued explosive growth of China, and India to a lesser extent, and the demands of these developing nations for natural resources and basic materials. As was the case in 2003, demand continued to propel the prices of metals and other commodities, including oil. Record oil prices boosted economies of oil-exporting nations such as Mexico, which was one of last year's top performers. Argentina, Brazil and Chile were also greatly buoyed by climbing commodity prices--as well as a recovering U.S. economy. In addition, despite its negative impact on foreign exports, the weakening U.S. dollar was good for foreign stock markets in 2004. It helped push emerging market stocks even higher and enhanced modest gains in European equities.

FUND REVIEW

Throughout 2004, we continued to favor Asia at the expense of Latin America, Emerging Europe, and Africa, in terms of regional weightings. The Fund's largest allocations during 2004 were South Korea, Taiwan, Brazil and South Africa (representing 22.2%, 13.2%, 11.3% and 8.8% of Fund net assets, respectively, as of December 31, 2004). Of these, South African equities were the best performers, climbing 48.3% in U.S. dollar terms (25.5% in local currency terms). Brazilian equities followed, gaining 28.8% in U.S. dollar terms (17.8% in local currency terms).

The Fund's performance during the year was most significantly affected by the rebound in Korean equities during the second half. Brazilian stocks held by the Fund also performed well as emerging market debt recovered. In addition, the Fund's holdings in Turkish stocks were helped by talks of the growing likelihood of Turkey's accession to the EU. On the other hand, an underweight position in energy stocks in the second half of the year detracted from the Fund's annual performance.

As mentioned above, Korean equities boosted the Fund's performance this past year. SOUTH KOREAN equities, as measured by the Korea Composite Stock Price Index,(2) or KOSPI, rose 27.1% in U.S. dollar terms and 10.6% in local currency terms in 2004. Despite a number of valid reasons for a lack of a positive re-rating for the country (such as lingering corporate governance issues; a rise in small- and medium-sized enterprise delinquencies; weak pricing in the technology sector; the impact of higher oil prices on Korea's economy; growing concerns about stagflation; and the concern about the ripple effects of a possible "hard landing" in China), we continued to believe that South Korea remained one of the few genuine value plays in the emerging markets universe. Samsung Electronics (3.7% of Fund net assets as of December 31), the Fund's largest Korean holding at yearend and one of the world's top technology companies, produced record profits in 2004, though concerns did arise about future margins. Insun ENT (2.2% of Fund net assets as of December 31) benefited from regulatory changes in waste disposal; Insun specializes in the environment-related business by developing technologies to dispose

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

of and regenerate construction waste. Overall, your Fund's weighting in South Korea declined from 30.0% at yearend 2003, to 26.2% as of June 30, 2004, to 22.2% at December 31, 2004.

TAIWAN was the Fund's second largest country allocation during 2004 and represented 13.2% of net assets at yearend. However, the Taiwanese stock market was not one of Asia's better performing markets in 2004. In the second half in particular, slowing global demand in electronics pinched Taiwan's technology-focused economy. For the year, Taiwanese equities rose 13.9% in U.S. dollar terms and just 6.7% in local currency terms as measured by the Taiwan TAIEX Index. Local political events also weighed heavily, as the KMT party failed to win the nation's presidential election as anticipated, and the incumbent party won re-election. The stock market was somewhat unsettled by this close, disputed election and an assassination attempt on the new president. On the other hand, Taiwan's market was boosted by a substantial increase in its weighting in the MSCI EMF Index.

Despite the tepid performance of Taiwan's broader stock market, the Fund did benefit from several of its Taiwanese holdings, although overall results were mixed for the group. Advantech's stock price (2.1% of Fund net assets as of December 31), although volatile in the first half, rose steadily in the second half. Advantech is a leading provider in the industrial computing and automation markets. By contrast, the Fund's second-largest Taiwanese holding in 2004 and one of the world's leading contract electronics manufacturers, Hon Hai Precision Industry (2.1% of Fund net assets as of December 31), had a more difficult journey after a phenomenal 2003. Nevertheless, we remained confident in the company's fundamentals and continued to hold it at this writing. Before yearend, we sold several Taiwanese holdings on weakness, most notably Taiwan Semiconductor Manufacturing and MediaTek (both representing 0% of Fund net assets as of December 31). Overall, your Fund's weighting in Taiwan remained relatively stable throughout the period, from 12.9% at yearend 2003 to 13.1% at the end of 2004.

The Fund's BRAZILIAN weighting of 11.3% at December 31 was up slightly from yearend 2003 (9.9%). After struggling in the first half, Brazilian stocks were significant outperformers in 2004, aided by low levels of risk aversion, higher commodity prices (particularly crude oil), and a weaker U.S. dollar. The Bovespa Stock Index climbed 28.8% in U.S. dollar terms and 17.8% in local currency terms. The rating of President Lula improved during the course of the year, and the domestic economy, although slowing slightly into the yearend, remained fairly buoyant. Most notably, your Fund benefited from its Brazilian holding in Caemi Mineracao e Metalurgia S.A., the world's fourth-largest exporter of iron ore (2.3% of Fund net assets as of December 31), on the back of record-high iron ore production and high prices. Itausa Pn Local (2.0% of Fund net assets as of December 31), the Brazilian investment holding company, also contributed to performance. We also added shares of Brazil's national oil company, Petroleo Brasileiro, in the second half (2.7% of Fund net assets as of December 31). It was the Fund's largest Brazilian holding at the end of the year, and benefited from the spike in crude oil prices in 2004.

The Fund's allocation to SOUTH AFRICA has remained relatively stable throughout the year between 7.9% at the end of 2003 and 8.8% at yearend 2004. The South African equity market performed relatively well, although the dollar-based prices of several commodities declined in the second quarter. Equities rose 48.3% in U.S. dollar terms and 25.5% in local terms, as measured by the South Africa Johannesburg All Share Index. These numbers tell one of the most remarkable features of the year in South Africa: the trading of the rand currency to new highs against the U.S. dollar. Although an overall underweighted exposure to the South African market detracted somewhat, the Fund prudently had little exposure to South African resource stocks, which were negatively affected by the strengthening rand. Domestic-oriented South African stocks had an excellent year, as it became clear that the government would be very favorably inclined to growth-oriented policies. In terms of Fund holdings, African Bank Investments Ltd. (3.2% of Fund net assets), the South African bank holding company, benefited from strong financials last year, despite the possibility of increased competition and some unfriendly legislation. FirstRand (2.5% of Fund net assets as of December 31), the financial services group, was compensated by stronger-than-expected non-interest revenue even though net interest margins were weak. During the later part of the year, we sold the Fund's holding in Sappi and

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Alexander Forbes Ltd. (both at 0% of Fund net assets as of December 31).

The HONG KONG equity market (4.2% of Fund net assets as of December 31) was supported by the continuing recovery from the brutal deflationary period of the last six years. The Hang Seng Index was up 16.9% in U.S. dollar terms and 17.1% in local currency terms in 2004. Domestic prices have started to rise and property prices have been particularly buoyant. The Fund's Hong Kong weighting stood at 4.2% at the end of 2004, versus 4.3% at the end of 2003.

CHINESE stocks (5.7% of Fund net assets as of December 31) struggled over the course of the year, due primarily to the government's austerity measures and fears that these measures might precipitate a "hard landing". For the year, China shares were up just 1.9% in U.S. dollar terms as measured by the MSCI China Free Index. To its benefit, the Fund was underweighted China throughout the year, but it was nevertheless particularly impacted in the first half by its holding in the poorly performing Chalco (Aluminum Corporation of China, 0% of Fund net assets as of December 31)--an aluminum producer with attractive long-term fundamentals, that unfortunately found itself in the front line of government slow-down measures. We added Weiqiao Textile (1.6% of Fund net assets as of December 31) to the portfolio during the second half of the year; it is China's largest fabric maker and was involved in one of Hong Kong's largest IPOs in late 2003.

MEXICO (6.0% of Fund net assets as of December 31) was one of the best-performing markets during 2004, boosted by a relatively strong U.S. economy and higher oil prices. Mexican stocks soared 50.5% in U.S. dollar terms and 49.6% in local terms last year. On the negative side, reforms appeared to have lost momentum and look unlikely to be passed through the political process in the near future. Fears of inflation have resulted in monetary tightening and interest rate rises, but the Mexican economy has weathered this well and we believe inflation may start to decrease. Your Fund's largest Mexican holding, America Movil (wireless communications services; and 1.6% of Fund net assets as of December 31) helped the Fund's performance, particularly in the fourth quarter. Your Fund's allocation to Mexico remained relatively stable over the course of the year; 6.0% at yearend, up from 5.8% at the end of 2003.

Throughout the year, the Fund remained prudently underweighted the INDIAN equity market. In contrast to their notable outperformance in 2003, Indian stocks (4.8% of Fund net assets as of December 31) were not exceptional performers in 2004. The Sensex (Mumbai Stock Exchange Sensitive Index) gained 21.1% in U.S. dollar terms and 15.4% in local currency terms. Nevertheless, India has what many consider to be among the best-run companies in the emerging market universe. India was negatively affected by political turmoil as the incumbent party was defeated in its general elections. The market did not respond favorably to the winning, less reform-friendly Congress party. Among the Fund's Indian equities, we added Reliance Industries after mid-year (1.2% of Fund net assets as of December 31) and sold several smaller Indian holdings. Reliance is India's largest private sector company and is involved in myriad businesses ranging from oil exploration to financial services.

THAILAND (5.0% of Fund net assets as of December 31) reversed course in 2004, having been one of the better performing markets in 2003. With the Stock Exchange of Thailand (SET) decline of 9.2% in U.S. dollar terms and 10.5% in local currency terms, it was the worst performer among the major emerging markets in 2004. Equities were particularly impacted in the first half by an outbreak of bird flu, violence in the southern part of the country, and declining popularity of its prime minister. However, at the end of the year, the impact of the devastating tsunami was particularly badly felt in Thailand, and has obviously impacted its important tourist sector. Of note, the Fund's largest Thai holding at yearend, Siam Cement (1.4% of Fund net assets as of December
31), pledged to donate millions of baht worth of cement and building materials to restore houses and facilities destroyed by the tsunami.

                                      * * *

Overall, 2004 was a challenging period for the emerging markets. However, in our view, emerging markets came through this examination with high marks. As we mentioned earlier, we believe that many positive, fundamental changes have occurred within the emerging markets universe to make it healthier and stronger, although it remains one of the more risky asset classes. As we enter 2005, we will continue our strategy of trying to find value, and to identify

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

those pockets of potential in what we see as one of the most exciting investment arenas of this new millennium. We maintain that portfolio diversification is a key element to successful investing.

Investors should be aware that by investing in emerging markets, the Fund is exposed to certain risks. Many emerging markets are much less liquid and much more volatile than the U.S. market. Foreign investments may be subject to volatility from political or economic factors or from changing currency values. The Fund is subject to volatility due to foreign securities risk and emerging market risk because of political and economic uncertainty, exaggeration of price movements due to leverage, interest rate changes and market fluctuation. Risks associated with international investing include currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your participation in the Van Eck Worldwide Emerging Markets Fund and look forward to helping you meet your investment goals in the future.


[PHOTO]

DAVID A. SEMPLE
PORTFOLIO MANAGER

January 14, 2005

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE INFORMATION REFLECTS CURRENT TEMPORARY WAIVERS OF EXPENSES AND/OR FEES. HAD THE FUND INCURRED ALL EXPENSES, INVESTMENT RETURNS WOULD HAVE BEEN REDUCED. INVESTMENT RETURN AND VALUE OF SHARES OF THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THESE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DIVIDENDS AND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THESE RETURNS DO NOT TAKE VARIABLE ANNUITY/LIFE FEES AND EXPENSES INTO ACCOUNT. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END IS AVAILABLE BY CALLING 1-800-826-2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(1) The Morgan Stanley Capital International Emerging Markets Free Index (MSCI
EMF) is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (e.g. U.S.) investors.

(2)All regional and market returns are in U.S. dollar terms (unless otherwise specified) and are based on country-specific stock market indices. For example, the South Korean market is measured by the Korean Composite Index (Kospi). An exception is the market return for China, which is represented by the MSCIChina Free Index.

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------


                            GEOGRAPHICAL WEIGHTINGS*
                       AS OF DECEMBER 31, 2004 (UNAUDITED)


[The following table represents a pie chart in the printed piece.]

Other ................    3.6%
South Korea ..........   22.2%
Taiwan ...............   13.2%
Brazil ...............   11.3%
Cash/Equivalents
plus Other Assets
Less Liabilities .....    3.2%
South Africa .........    8.8%
Hong Kong ............    4.2%
Mexico ...............    6.0%
Thailand .............    5.0%
India ................    4.8%
Singapore ............    3.6%
China ................    5.7%
Malysia ..............    2.5%
Indonesia ............    2.2%
Russia ...............    1.8%
Israel ...............    1.9%




-------------------------------------------
             TOP TEN SECTORS*
   AS OF DECEMBER 31, 2004 (UNAUDITED)
-------------------------------------------

Electronics .......................    9.1%
Telecommunications ................    8.7%
Diversified .......................    7.3%
Technology ........................    7.3%
Iron/Steel ........................    6.4%
Oil & Gas .........................    5.1%
Diversified Financial Services ....    3.8%
Banks .............................    3.5%
Auto/Truck Parts & Equipment ......    3.2%
Environmental Control .............    2.8%




--------------------------
* PERCENTAGE OF NET ASSETS.
PORTFOLIO IS SUBJECT TO CHANGE.

                         WORLDWIDE EMERGING MARKETS FUND
                TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2004*
--------------------------------------------------------------------------------

SAMSUNG ELECTRONICS CO., LTD.
(SOUTH KOREA, 3.7%)

Samsung Electronics manufactures and exports a wide range of consumer and industrial electronic equipment such as memory chips, semiconductors, personal computers, telecommunications equipment and televisions.

AFRICAN BANK INVESTMENTS LTD.
(SOUTH AFRICA, 3.2%)

African Bank Investments is a bank holding company. The group provides financial services to the under-serviced areas of the South African population, and specializes in making consumer loans and micro-lending products to individuals and small businesses.

HYUNDAI MOBIS
(SOUTH KOREA, 2.7%)

Hyundai Mobis manufactures and markets automotive parts and equipment. The company also produces industrial machinery, military vehicles and transportation containers.

PETROLEO BRASILEIRO S.A. (PETROBRAS)
(BRAZIL, 2.7%)

Petrobras explores for, produces, refines, transports, and markets petroleum and petroleum products including gasoline, diesel oil, jet fuel, aromatic extracts, petrochemicals and turpentine. The company operates refineries, oil tankers, a distribution pipeline grid in Brazil, and markets its products in Brazil and abroad.

FIRSTRAND LTD.
(SOUTH AFRICA, 2.5%)

FirstRand provides diverse financial services in the areas of retail, corporate, investment and merchant banking, life insurance, employee benefits, health insurance and asset and property management. The banking and insurance activities of the group are consolidated in the wholly owned subsidiaries FirstRand Bank Holdings Limited and Momentum Group Limited.

CAEMI MINERACAO E METALURGIA S.A.
(BRAZIL, 2.3%)

Caemi is the fourth-largest exporter of iron ore in the international market, with world class mines and private maritime terminals in Brazil. The company also owns a stake in Cadam, a major kaolin exporter to Europe and Asia, and in MRS, a domestic railroad operator with a capacity of 100 million tons of cargo.

CIA VALE DO RIO DOCE
(BRAZIL, 2.2%)

Companhia Vale Do Rio Doce (CVRD) produces and sells iron ore, pellets, manganese, iron alloys, gold, kaolin, bauxite, alumina, aluminum and potash. The company owns stakes in several steel companies. CVRD also owns and operates railroads and maritime terminals in Brazil.

INSUN ENT CO., LTD.
(SOUTH KOREA, 2.2%)

Insun ENT specializes in waste management and recycling. The company collects waste materials such as aggregate from construction sites and recycles them. Insun ENT also operates a real estate rental service and a building demolition business.

ADVANTECH CO., LTD.
(TAIWAN, 2.1%)

Advantech manufactures and markets embedded personal computers, network computing products, industrial automation products and panel PCs.

HON HAI PRECISION INDUSTRY CO., LTD.
(TAIWAN, 2.1%)

Hon Hai Precision manufactures and markets personal computer connectors and cable assemblies used in desktop PCs and PC servers.

----------
*PORTFOLIO IS SUBJECT TO CHANGE.
 COMPANY DESCRIPTIONS COURTESY OF BLOOMBERG.COM.

                         WORLDWIDE EMERGING MARKETS FUND
                       EXPLANATION OF EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                   Beginning            Ending            Expenses Paid
                                                                 Account Value       Account Value       During Period*
                                                                 July 1, 2004      December 31, 2004     7/1/04-12/31/04
-------------------------------------------------------------------------------------------------------------------------
Initial Class        Actual                                        $1,000.00           $1,289.00             $8.06
                     Hypothetical (5% return before expenses)      $1,000.00           $1,018.10             $7.10
-------------------------------------------------------------------------------------------------------------------------
Class R1             Actual                                        $1,000.00           $1,289.00             $8.06
                     Hypothetical (5% return before expenses)      $1,000.00           $1,018.10             $7.10
-------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.40% on Initial Class shares and 1.40% on Class R1 shares, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period)

                         WORLDWIDE EMERGING MARKETS FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

THESE GRAPHS COMPARE A HYPOTHETICAL $10,000 INVESTMENT IN THE VAN ECK WORLDWIDE EMERGING MARKETS FUND MADE AT ITS INCEPTION (INITIAL CLASS AND CLASS R1) WITH A SIMILAR INVESTMENT IN THE MSCI EMERGING MARKETS FREE INDEX.

       [The following tables represent line charts in the printed piece.]


             VAN ECK WORLDWIDE EMERGING MARKETS FUND (INITIAL CLASS)
                vs. MSCI Emerging Markets Free Index (unaudited)

                     Van Eck Worldwide
                    Emerging Markets Fund         MSCI Emerging Markets
                      (Initial Class)             Free Index (unaudited)
                    ---------------------         ----------------------
Dec-21-95                  $10,000                       $10,000
Jan-96                     $10,820                       $10,711
Feb-96                     $10,350                       $10,541
Mar-96                     $10,320                       $10,623
Apr-96                     $10,950                       $11,047
May-96                     $11,480                       $10,998
Jun-96                     $11,681                       $11,067
Jul-96                     $11,591                       $10,310
Aug-96                     $12,113                       $10,574
Sep-96                     $12,164                       $10,666
Oct-96                     $11,963                       $10,381
Nov-96                     $12,415                       $10,555
Dec-96                     $12,556                       $10,603
Jan-97                     $13,722                       $11,326
Feb-97                     $14,206                       $11,811
Mar-97                     $13,671                       $11,501
Apr-97                     $13,611                       $11,521
May-97                     $14,458                       $11,851
Jun-97                     $15,427                       $12,485
Jul-97                     $16,395                       $12,672
Aug-97                     $14,640                       $11,059
Sep-97                     $14,953                       $11,366
Oct-97                     $11,936                        $9,501
Nov-97                     $11,129                        $9,154
Dec-97                     $11,098                        $9,375
Jan-98                     $10,029                        $8,639
Feb-98                     $11,055                        $9,541
Mar-98                     $11,600                        $9,955
Apr-98                     $11,487                        $9,847
May-98                      $9,731                        $8,497
Jun-98                      $8,571                        $7,606
Jul-98                      $8,972                        $7,847
Aug-98                      $6,046                        $5,578
Sep-98                      $6,046                        $5,932
Oct-98                      $6,539                        $6,557
Nov-98                      $7,268                        $7,102
Dec-98                      $7,309                        $6,990
Jan-99                      $7,186                        $6,885
Feb-99                      $7,391                        $6,953
Mar-99                      $8,099                        $7,875
Apr-99                      $9,146                        $8,850
May-99                      $9,331                        $8,804
Jun-99                     $10,665                        $9,803
Jul-99                     $10,296                        $9,532
Aug-99                      $9,690                        $9,622
Sep-99                      $9,331                        $9,294
Oct-99                      $9,988                        $9,491
Nov-99                     $11,610                       $10,343
Dec-99                     $14,638                       $11,663
Jan-00                     $14,474                       $11,730
Feb-00                     $15,664                       $11,889
Mar-00                     $15,398                       $11,958
Apr-00                     $13,129                       $10,828
May-00                     $12,072                       $10,376
Jun-00                     $12,821                       $10,727
Jul-00                     $12,174                       $10,173
Aug-00                     $12,636                       $10,217
Sep-00                     $11,066                        $9,325
Oct-00                      $9,752                        $8,648
Nov-00                      $8,725                        $7,892
Dec-00                      $8,510                        $8,082
Jan-01                      $9,721                        $9,195
Feb-01                      $9,054                        $8,475
Mar-01                      $8,130                        $7,643
Apr-01                      $8,571                        $8,020
May-01                      $8,746                        $8,116
Jun-01                      $8,448                        $7,949
Jul-01                      $7,986                        $7,447
Aug-01                      $7,627                        $7,374
Sep-01                      $6,600                        $6,232
Oct-01                      $6,970                        $6,619
Nov-01                      $7,843                        $7,310
Dec-01                      $8,366                        $7,890
Jan-02                      $8,813                        $8,158
Feb-02                      $8,823                        $8,292
Mar-02                      $9,388                        $8,790
Apr-02                      $9,574                        $8,848
May-02                      $9,553                        $8,707
Jun-02                      $8,926                        $8,053
Jul-02                      $8,268                        $7,441
Aug-02                      $8,319                        $7,556
Sep-02                      $7,342                        $6,740
Oct-02                      $7,887                        $7,178
Nov-02                      $8,422                        $7,672
Dec-02                      $8,113                        $7,417
Jan-03                      $8,154                        $7,385
Feb-03                      $7,897                        $7,185
Mar-03                      $7,382                        $6,982
Apr-03                      $7,959                        $7,603
May-03                      $8,535                        $8,149
Jun-03                      $8,958                        $8,614
Jul-03                      $9,596                        $9,153
Aug-03                     $10,296                        $9,767
Sep-03                     $10,389                        $9,839
Oct-03                     $11,398                       $10,676
Nov-03                     $11,501                       $10,807
Dec-03                     $12,510                       $11,591
Jan-04                     $12,860                       $12,003
Feb-04                     $13,564                       $12,556
Mar-04                     $13,574                       $12,718
Apr-04                     $12,363                       $11,678
May-04                     $12,270                       $11,448
Jun-04                     $12,218                       $11,500
Jul-04                     $10,052                       $11,297
Aug-04                     $12,601                       $11,770
Sep-04                     $13,388                       $12,449
Oct-04                     $13,792                       $12,748
Nov-04                     $15,055                       $13,928
Dec-04                     $15,749                       $14,599

--------------------------------------------------------------------------------
                                                                  Since
 Average Annual Total Return 12/31/04     1 Year     5 Year     Inception
--------------------------------------------------------------------------------
 Van Eck Worldwide Emerging
 Markets Fund (Initial Class)1            25.89%      1.47%       5.16%
--------------------------------------------------------------------------------
 MSCI Emerging Markets Free Index         25.95%      4.59%       4.29%
--------------------------------------------------------------------------------


               VAN ECK WORLDWIDE EMERGING MARKETS FUND (CLASS R1)
                vs. MSCI Emerging Markets Free Index (unaudited)

               Van Eck Worldwide
               Emerging Markets Fund           MSCI Emerging Markets
                    (Class R1)                 Free Index (unaudited)
               ---------------------           ----------------------
May-04                $10,000                         $10,000
May-04                 $9,925                          $9,803
Jun-04                 $9,883                          $9,848
Jul-04                 $9,749                          $9,674
Aug-04                $10,193                         $10,079
Sep-04                $10,838                         $10,661
Oct-04                $11,156                         $10,916
Nov-04                $12,186                         $11,927
Dec-04                $12,739                         $12,501

--------------------------------------------------------------------------------
                                                 Since
 Total Return  12/31/04                        Inception
--------------------------------------------------------------------------------
 Van Eck Worldwide Emerging
 Markets Fund (Class R1)(1)                     27.39%
--------------------------------------------------------------------------------
 MSCI Emerging Markets Free Index               25.01%
--------------------------------------------------------------------------------

(1) INCEPTION DATE FOR THE VAN ECK WORLDWIDE EMERGING MARKETS FUND WAS 12/21/95 (INITIAL CLASS) AND 5/1/04 (CLASS R1); index returns are calculated as of nearest month end (12/31/95 and 4/30/04, respectively).

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE INFORMATION REFLECTS CURRENT TEMPORARY WAIVERS OF EXPENSES AND/OR FEES. HAD THE FUND INCURRED ALL EXPENSES, INVESTMENT RETURNS WOULD HAVE BEEN REDUCED. INVESTMENT RETURN AND VALUE OF SHARES OF THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THESE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DIVIDENDS AND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THESE RETURNS DO NOT TAKE VARIABLE ANNUITY/LIFE FEES AND EXPENSES INTO ACCOUNT. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END IS AVAILABLE BY CALLING 1-800-826-2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF) is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (e.g. U.S.) investors.

                         WORLDWIDE EMERGING MARKETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2004
--------------------------------------------------------------------------------
           NO. OF                                                      VALUE
COUNTRY    SHARES       SECURITIES (A)                                (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:

BRAZIL: 6.4%
          179,000   Cia Vale Do Rio Doce                            $ 4,364,020
                      (Sponsored ADR)
          115,000   Petroleo Brasileiro S.A.
                      (Sponsored ADR)                                 4,574,700
          225,000   Votorantim Celulose e
                      Papel S.A.
                      (Sponsored ADR)                                 3,645,000
                                                                    -----------
                                                                     12,583,720
                                                                    -----------
CHINA: 5.7%
        3,300,000   Beauty China Holdings Ltd.                        1,283,378
          450,000   China International Marine
                      Containers Co.,
                      Ltd. (Class B)                                    827,866
        2,370,000   CNOOC Ltd.                                        1,272,964
        1,400,000   Global Bio-Chem Technology
                      Group Co. Ltd.                                    918,564
          418,750   Global Bio-Chem Technology
                      Group Co. Ltd. Warrants
                      (HKD 9.80, expiring 5/31/07)+                      19,933
          350,000   Weichai Power Co., Ltd.                             970,346
        1,955,000   Weiqiao Textile Co. Ltd.                          3,081,018
        4,496,000   Yantai North Andre Juice
                      Co. Ltd.                                          589,981
        1,604,000   Yanzhou Coal Mining Co. Ltd.                      2,290,544
                                                                    -----------
                                                                     11,254,594
                                                                    -----------
HONG KONG: 4.2%
        3,020,000   Chen Hsong Holdings Ltd.                          1,874,630
          970,000   Chitaly Holdings Ltd.                               792,422
          500,000   Cosco Pacific Ltd.                                1,035,636
        7,600,000   Media Partners International
                      Holdings, Inc.+                                   376,431
        2,440,000   Midland Realty Holdings Ltd.                      1,381,191
        2,800,000   Solomon Systech
                      International Ltd.                                691,625
          945,000   Techtronic Industries Co. Ltd.                    2,060,691
                                                                    -----------
                                                                      8,212,626
                                                                    -----------
INDIA: 4.8%
           80,000   Bharat Electronics Ltd.                           1,216,092
          310,000   Bharti Tele-Ventures Ltd.                         1,545,341
          190,000   Reliance Industries Ltd.                          2,345,017
          140,000   Satyam Computer Services Ltd.                     1,326,844
           66,987   State Bank of India                               1,010,536
           62,110   Tata Consultancy Services Ltd.                    1,917,871
                                                                    -----------
                                                                      9,361,701
                                                                    -----------
INDONESIA: 2.2%
        7,398,000   PT Berlian Laju Tanker Tbk                          557,889
        1,900,000   PT Astra International Tbk                        1,964,988
        3,300,000   PT Telekomunikasi
                      Indonesia Tbk (Series B)                        1,715,325
                                                                    -----------
                                                                      4,238,202
                                                                    -----------
ISRAEL: 1.9%
           46,000   Lipman Electronic
                      Engineering Ltd.                                1,283,400
           80,400   Teva Pharmaceutical
                      Industries Ltd. (ADR)                           2,400,744
                                                                    -----------
                                                                      3,684,144
                                                                    -----------
MALAYSIA: 2.5%
        1,250,000   Astro All Asia Networks PLC+                      1,776,316
          895,000   MAA Holdings Berhad                               1,168,211
          370,000   Maxis Communications Berhad                         910,395
        3,289,000   Multi-Purpose Holdings
                      Berhad+                                           986,700
          328,900   Multi-Purpose Holdings Berhad
                      Rights (MYR 1.00,
                      expiring 2/26/09)+                                 40,680
                                                                    -----------
                                                                      4,882,302
                                                                    -----------
MEXICO: 6.0%
           60,000   America Movil S.A. de C.V.
                      (Sponsored ADR)                                 3,141,000
          720,000   Consorcio ARA, S.A. de C.V.+                      2,163,811
        1,513,500   Corporacion GEO, S.A. de C.V.
                      (Series B)+                                     3,027,815
           70,000   Grupo Industrial
                      Saltillo, S.A. de C.V.                            129,990
          400,000   Grupo Modelo, S.A.
                      de C.V. (Series C)                              1,100,206
          620,000   Walmart de Mexico S.A.
                      de C.V. (Series V)                              2,130,259
                                                                    -----------
                                                                     11,693,081
                                                                    -----------
PHILIPPINES: 1.4%
          112,000   Philippine Long Distance
                      Telephone Company
                      (Sponsored ADR)+                                2,792,160
                                                                    -----------
RUSSIA: 1.8%
          125,000   AO RITEK                                            486,250
           25,000   Lukoil (Sponsored ADR)                            3,035,000
                                                                    -----------
                                                                      3,521,250
                                                                    -----------

                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                          DECEMBER 31, 2004 (CONTINUED)
--------------------------------------------------------------------------------
           NO. OF                                                      VALUE
COUNTRY    SHARES       SECURITIES (A)                                (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS: (CONTINUED)

SINGAPORE: 3.6%
        2,400,000   Citiraya Industries Ltd.                       $  1,271,436
        1,921,000   First Engineering Ltd.                            1,635,344
          250,000   Goodpack Ltd.                                       185,265
        4,512,000   Noble Group Ltd.                                  4,006,859
                                                                   ------------
                                                                      7,098,904
                                                                   ------------
SOUTH AFRICA: 8.8%
        1,916,000   African Bank Investments Ltd.                     6,211,302
          240,000   Bidvest Group Ltd.                                3,409,743
        2,050,000   FirstRand Ltd.                                    4,848,096
           13,500   Impala Platinum Holdings Ltd.                     1,145,527
           90,000   SABMiller PLC                                     1,521,789
                                                                   ------------
                                                                     17,136,457
                                                                   ------------
SOUTH KOREA: 22.2%
           27,500   Cheil Communications, Inc.+                       3,998,020
           45,000   Hyundai Mipo Dockyard
                      Co., Ltd.+                                      1,521,445
           84,500   Hyundai Mobis+                                    5,346,551
           57,000   Hyundai Motor Co.                                 3,055,931
          215,707   Insun ENT Co., Ltd.+                              4,240,376
           80,000   Jusung Engineering Co., Ltd.+                       807,573
          294,740   Kangwon Land, Inc.+                               3,829,456
            1,537   Kookmin Bank+
                      (Sponsored ADR)                                    60,066
           90,000   Korean Air Lines Co., Ltd.                        1,638,814
          120,000   Kumho Industrial Co., Ltd.+                       1,559,119
            5,500   POSCO                                               993,528
           47,300   POSCO (Sponsored ADR)                             2,106,269
           16,650   Samsung Electronics Co., Ltd.                     7,245,774
          195,000   SFA Engineering Corp.+                            3,108,095
            4,800   Shinsegae Co., Ltd.+                              1,319,165
            7,400   SK Telecom Co., Ltd.                              1,408,230
          260,000   Taewoong Co., Ltd.                                1,306,028
                                                                   ------------
                                                                     43,544,440
                                                                   ------------
TAIWAN: 13.2%
        1,719,499   Advantech Co., Ltd.                               4,164,876
          937,562   AmTran Technology Co., Ltd.                         451,233
        2,250,000   Asia Vital Components Co., Ltd.                   1,868,512
          425,000   Basso Industry Corp.                                935,829
        2,160,000   Career Technology
                      (MFG.) Co., Ltd.                                3,091,538
          700,000   High Tech Computer Corp.                          3,368,984
          873,999   Hon Hai Precision Industry
                      Co., Ltd.                                       4,041,455
          915,000   Merry Electronics Co., Ltd.                       2,187,480
        1,074,848   Quanta Computer, Inc.                             1,927,220
          900,000   Taiwan Fu Hsing
                      Industrial Co., Ltd.                              979,553
          300,000   Tsann Kuen Enterprise
                      Co., Ltd.                                         346,335
          931,500   Waffer Technology Co., Ltd.                       1,177,927
        1,636,801   Yuanta Core Pacific
                      Securities Co.                                  1,240,859
                                                                   ------------
                                                                     25,781,801
                                                                   ------------
THAILAND: 5.0%
       10,250,000   Asian Property Development
                      Public Co. Ltd.                                   965,041
          355,000   Bangkok Bank Public Co. Ltd.                        949,735
        3,400,000   Bumrungrad Hospital
                      Public Co. Ltd.                                 1,338,169
        8,550,000   Quality Houses Public Co. Ltd.                      257,331
        4,110,000   Quality Houses Public Co. Ltd.
                      Warrants (THB 1.20,
                      expiring 11/09/08)+                                34,890
        5,701,500   Royal Garden Resort
                      Public Co. Ltd.                                   425,332
        2,150,000   Shin Corporation Public Co. Ltd.                  2,198,449
          425,000   Siam Cement Public Co. Ltd.                       2,667,593
        4,500,000   True Corporation Public
                      Co. Ltd.+                                         937,645
                                                                   ------------
                                                                      9,774,185
                                                                   ------------
TURKEY: 1.0%
      477,499,987   Haci Omer Sabanci
                      Holding A.S.(b)                                 1,859,010
                                                                   ------------
VENEZUELA: 1.2%
          110,000   Compania Anonima Nacional
                      Telefonos de Venezuela
                      (ADR)                                           2,462,900
                                                                   ------------
TOTAL COMMON STOCKS: 91.9%
  (Cost: $127,442,278)                                              179,881,477
                                                                   ------------
PREFERRED STOCKS:
BRAZIL: 4.9%
        5,175,000   Caemi Mineracao e
                      Metalurgia S.A.+                                4,442,395
           34,000   Gerdau S.A.                                         608,057
        2,225,803   Itausa-Investimentos Itau S.A.                    3,854,930
           19,400   Petroleo Brasileiro S.A.                            709,605
                                                                   ------------
TOTAL PREFERRED STOCKS: 4.9%                                          9,614,987
  (Cost: $5,052,657)                                               ------------

TOTAL INVESTMENTS: 96.8%
  (Cost: $132,494,935)                                             $189,496,464
                                                                   ------------
                        See Notes to Financial Statements

--------------------------------------------------------------------------------
                         WORLDWIDE EMERGING MARKETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                          DECEMBER 31, 2004 (CONTINUED)
--------------------------------------------------------------------------------
PRINCIPAL                             DATE OF                           VALUE
AMOUNT                                MATURITY       COUPON            (NOTE 1)
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATION: 3.4%
Repurchase Agreement
  (Note 11): Purchased on
  12/31/04; maturity value
  $6,629,608 (with State
  Street Bank &Trust Co.,
  collateralized by $6,765,000
  Federal National Mortgage
  Association zero coupon
  due 1/05/05 with a value
  of $6,761,618)
  (Cost: $6,629,000)                   1/03/05       1.10%         $  6,629,000
                                                                   ------------
TOTAL INVESTMENTS: 100.2%
  (Cost: $139,123,935)                                              196,125,464

OTHER ASSETS LESS LIABILITIES: (0.2)%                                  (375,053)
                                                                   ------------
NET ASSETS: 100%                                                   $195,750,411
                                                                   ============


SUMMARY OF                              SUMMARY OF
INVESTMENTS            % OF             INVESTMENTS             % OF
BY INDUSTRY             NET             BY INDUSTRY              NET
(UNAUDITED)           ASSETS            (UNAUDITED)            ASSETS
-----------           ------            -----------            ------
Advertising             2.2%            Insurance               0.6%
Airlines                0.8%            Iron/Steel              6.4%
Auto/Truck Parts &                      Lodging                 2.2%
  Equipment             3.2%            Machinery--Diversified  2.5%
Auto Manufacturers      1.6%            Media                   0.9%
Banks                   3.5%            Metal Fabricate/
Beverages               1.6%              Hardware              0.7%
Biotechnology           0.5%            Mining                  0.6%
Building Materials      2.2%            Miscellaneous
Chemicals               1.2%              Manufacturer          0.8%
Commercial Services     0.5%            Office Furnishings      0.5%
Cosmetics/Personal                      Oil & Gas               5.1%
  Care                  0.6%            Packing & Containers    0.4%
Diversified             7.3%            Pharmaceuticals         1.2%
Diversified Financial                   Real Estate             2.0%
Services                3.8%            Retail                  2.8%
Electronics             9.1%            Semiconductors          0.8%
Energy                  1.2%            Shipbuilding            0.8%
Environmental Control   2.8%            Software                1.7%
Forest Products &                       Technology              7.3%
  Paper                 1.9%            Telecommunications      8.7%
Hand/Machine Tools      1.5%            Textiles                1.6%
Healthcare--Services    0.7%            Trucking & Leasing      0.4%
Home Builders           2.0%            Short-Term Obligation   3.4%
Home Furnishings        0.6%            Other assets less
                                          liabilities          (0.2)%
                                                             -------
                                        Net Assets            100.0%
                                                             =======
----------

(a)  Unless otherwise indicated, securities owned are shares of common stock.
     (b) These shares are denominated in blocks of 100.
+    Non-income producing
Glossary:
ADR-American Depositary Receipt


                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004
ASSETS:
Investments, at value (cost $139,123,935) (Note 1) .............................       $196,125,464
Cash ...........................................................................              3,817
Foreign currency (cost $41,207) ................................................             41,622
Receivables:
   Capital shares sold .........................................................          1,886,773
   Dividends ...................................................................            348,552
   Unrealized appreciation on forward currency contract (Note 7) ...............                 37
   Prepaid expense .............................................................             48,966
                                                                                      -------------
       Total assets ............................................................        198,455,231
                                                                                      -------------

LIABILITIES:
Payables:
   Capital shares redeemed .....................................................          2,450,945
   Foreign taxes ...............................................................            122,797
   Securities purchased ........................................................             12,019
   Accounts payable ............................................................            119,059
                                                                                      -------------
     Total liabilities .........................................................          2,704,820
                                                                                      -------------
Net assets .....................................................................       $195,750,411
                                                                                      =============
INITIAL CLASS SHARES:
Net Assets .....................................................................       $169,844,608
                                                                                      =============
Shares outstanding .............................................................         11,168,967
                                                                                      =============
Net asset value, redemption and offering price per share .......................             $15.21
                                                                                      =============
R1 CLASS SHARES:
Net Assets .....................................................................       $ 25,905,803
                                                                                      =============
Shares outstanding .............................................................          1,703,114
                                                                                      =============
Net asset value, redemption and offering price per share .......................             $15.21
                                                                                      =============
Net assets consist of:
   Aggregate paid in capital                                                           $147,789,745
   Unrealized appreciation of investments, forward foreign
     currency contracts and foreign currency transactions ......................         56,884,294
   Undistributed net investment income .........................................          1,514,750
   Accumulated realized loss ...................................................        (10,438,378)
                                                                                      -------------
                                                                                       $195,750,411
                                                                                      =============

                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004
INCOME (Note 1):
Dividends (net of foreign taxes withheld of $382,518) ..................................                     $ 4,084,304
Interest ...............................................................................                          50,321
                                                                                                             -----------
   Total income ........................................................................                       4,134,625
                                                                                                             -----------

EXPENSES:
Management (Note 2) ....................................................................      $1,690,207
Custodian ..............................................................................         285,154
Professional ...........................................................................         146,920
Interest (Note 10) .....................................................................          38,320
Report to shareholders .................................................................          61,289
Trustees' fees and expenses ............................................................          49,767
Transfer agency - Initial Class Shares .................................................          11,997
Transfer agency - Class R1 Shares ......................................................           8,064
Other ..................................................................................          72,556
                                                                                              ----------
    Total expenses .....................................................................       2,364,274
    Expenses assumed by the Adviser (Note 2) ...........................................         (60,791)
                                                                                              ----------
    Net expense ........................................................................                       2,303,483
                                                                                                             -----------
    Net investment income ..............................................................                       1,831,142
                                                                                                             -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized gain from security transactions ...............................................                      40,820,303
Realized loss from foreign currency transactions .......................................                        (191,280)
Realized gain from futures and swaps ...................................................                       3,823,957
Change in unrealized appreciation of investments and swaps .............................                      (8,845,538)
Change in unrealized depreciation of foreign denominated assets and
    liabilities and forward foreign currency contracts .................................                         238,806
                                                                                                             -----------
Net realized and unrealized gain on investments, swaps and
    foreign currency transactions ......................................................                     $35,846,248
                                                                                                             -----------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................                     $37,677,390
                                                                                                             ===========


                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            Year Ended      Year Ended
                                                                                           December 31,    December 31,
                                                                                               2004            2003
                                                                                           ------------    -------------
INCREASE IN NET ASSETS FROM:
OPERATIONS:
   Net investment income ............................................................      $  1,831,142    $   2,089,602
   Realized gain from security transactions .........................................        40,820,303       16,968,020
   Realized losses from forward currency contracts and
     foreign currency transactions ..................................................          (191,280)        (208,291)
   Realized gain from futures and swaps .............................................         3,823,957          821,526
   Change in unrealized appreciation of investments and swaps .......................        (8,845,538)      57,160,283
   Change in unrealized depreciation of foreign denominated assets
     and liabilities and forward currency contracts .................................           238,806         (267,090)
                                                                                           ------------    -------------
Net increase in net assets resulting from operations ................................        37,677,390       76,564,050
                                                                                           ------------    -------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income
     Initial Class Shares ...........................................................        (1,017,032)        (294,007)
     Class R1 Shares                                                                                 --               --
                                                                                           ------------    -------------
                                                                                             (1,017,032)        (294,007)
                                                                                           ------------    -------------
CAPITAL SHARE TRANSACTIONS*:
   Proceeds from sales of shares
     Initial Class Shares ...........................................................        49,815,599    2,605,371,707
     Class R1 Shares ................................................................        26,983,355               --
                                                                                           ------------    -------------
                                                                                             76,798,954    2,605,371,707
                                                                                           ------------    -------------
   Reinvestment of dividends and distributions
     Initial Class Shares ...........................................................         1,017,032          294,007
     Class R1 Shares ................................................................                --               --
                                                                                           ------------    -------------
                                                                                              1,017,032          294,007
                                                                                           ------------    -------------
   Cost of shares reacquired
     Initial Class Shares ...........................................................       (90,150,954)  (2,654,890,446)
     Class R1 Shares ................................................................        (4,921,938)              --
     Redemption fees ................................................................            39,235               --
                                                                                           ------------    -------------
                                                                                            (95,033,657)  (2,654,890,446)
                                                                                           ------------    -------------
     Net decrease in net assets resulting from capital share transactions ...........       (17,217,671)     (49,224,732)
                                                                                           ------------    -------------
     Total increase in net assets ...................................................        19,442,687       27,045,311

NET ASSETS:
Beginning of year ...................................................................       176,307,724      149,262,413
                                                                                           ------------    -------------
End of year (including undistributed net investment income of
   $1,514,750 and $891,920, respectively) ...........................................      $195,750,411    $ 176,307,724
                                                                                           ============    =============
*  SHARES OF BENEFICIAL INTEREST ISSUED AND REACQUIRED
   (UNLIMITED NUMBER OF $.001 PAR VALUE SHARES AUTHORIZED):

INITIAL CLASS SHARES:
   Shares sold ......................................................................         3,837,100      321,948,823
   Reinvestment of dividends ........................................................            81,887           37,122
   Shares reacquired ................................................................        (7,263,976)    (326,400,677)
                                                                                           ------------    -------------
   Net decrease .....................................................................        (3,344,989)      (4,414,732)
                                                                                           ============    =============
CLASS R1 SHARES:+
   Shares sold ......................................................................         2,127,437
   Shares reacquired ................................................................          (424,323)
                                                                                            -----------
   Net increase .....................................................................         1,703,114
                                                                                           ============

+  Inception date of Class R1 shares May 1, 2004

                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
                                                                      INITIAL CLASS                         CLASS R1 SHARES
                                                  -----------------------------------------------------     ---------------
                                                                                                            FOR THE PERIOD
                                                                                                            MAY 1, 2004(E)
                                                                  YEAR ENDED DECEMBER 31,                      THROUGH
                                                  -----------------------------------------------------       DECEMBER 31,
                                                   2004        2003        2002       2001        2000           2004
                                                  ------      ------      ------     ------      ------     ---------------
Net Asset Value, Beginning of Period              $12.15      $ 7.89      $ 8.15     $ 8.29      $14.26         $11.94
Income From Investment Operations:
  Net Investment Income (Loss)                      0.15        0.13        0.04       0.08       (0.03)          0.06
  Net Realized and Unrealized
  Gain (Loss)
  on Investments, Swaps, Futures
  and Foreign Currency
  Transactions                                      2.98        4.14       (0.28)     (0.22)      (5.94)          3.21
                                                  ------      ------      ------     ------      ------         ------
Total From Investment Operations                    3.13        4.27       (0.24)     (0.14)      (5.97)          3.27
                                                  ------      ------      ------     ------      ------         ------
Less Dividends:
Dividend from Net Investment Income                (0.07)      (0.01)      (0.02)      --           --              --
                                                  ------      ------      ------     ------      ------         ------
Redemption fees                                       --(f)       --          --         --          --             --(f)
                                                  ------      ------      ------     ------      ------         ------
Net Asset Value, End of Period                    $15.21      $12.15      $ 7.89     $ 8.15      $ 8.29         $15.21
                                                  ======      ======      ======     ======      ======         ======
Total Return (a)                                   25.89%      54.19%      (3.02)%    (1.69)%    (41.87)%        27.39%

---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)                 $169,845    $176,308    $149,262   $134,424    $129,047       $ 25,906
Ratio of Gross Expenses to
   Average Net Assets                               1.39%       1.43%       1.36%      1.30%       1.33%          1.52%(d)
Ratio of Net Expenses to
   Average Net Assets (b)                           1.36%(c)    1.30%(c)    1.30%(c)   1.28%       1.26%(g)       1.39%(c)(d)
Ratio of Net Investment Income (Loss)
   to Average Net Assets                            1.07%(c)    1.27%(c)    0.39%(c)   1.04%      (0.22)%(g)      1.27%(c)(d)
Portfolio Turnover Rate                               81%         63%        125%       135%        113%            81%

----------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.
(b)  Excluding interest expense.
(c) Net effect of expense waiver, brokerage arrangement and custodian fee arrangement to average net assets for the periods ended December 31, 2004, December 31, 2003 and December 31, 2002 was 0.04%, 0.09% and 0.03%,
     respectively.
(d)  Annualized
(e)  Inception date of Class R1 shares.
(f)  Amount represents less than $0.01 per share.
(g) Net effect of expense waiver and brokerage arrangement to average net assets was 0.02%.

                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Worldwide Emerging Markets Fund (the "Fund"), a diversified fund of the Trust, in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimated. The Fund offers two classes of shares: shares that have been continuously offered since the inception of the Fund, the Initial Class, and Class R1 shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported as of the close of each business day. As of June 23, 2003, the portfolio began pricing securities traded on the NASDAQ Stock Market using the NASDAQ official close price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities in which the Fund invests are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign market and 4:00 p.m. Eastern Time will not be reflected in the Fund's NAV. However, if a Fund determines that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the Board of Trustees believes to be the fair value of the securities as of 4:00 p.m. Eastern Time. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale may differ materially from the value presented in the schedule of portfolio investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies as of the close of each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as realized gains or losses from foreign currency transactions.

D. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is notified of such dividends.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with U.S. generally accepted accounting principles.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated based on the identified cost basis. Interest income is accrued as earned.

Income expenses (excluding class-specific expenses) and realized/ unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F. USE OF DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS--The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit ("initial margin") as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments ("variation margin") to cover any additional obligation it may have under the contract. In the remote chance that a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates. Realized gains and losses on futures contracts, if any, are separately disclosed. There were no futures contracts outstanding at December 31, 2004.

OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term realized gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. There were no written options outstanding at December 31, 2004.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% of the average daily net assets. The Adviser agreed to assume expenses exceeding 1.30% of average daily net assets except interest, taxes, brokerage commission and extraordinary expenses for the period January 1, 2004 through April 30, 2004 and 1.40% from May 1, 2004 through April 30, 2005. For the year ended December 31, 2004, the Adviser assumed such expenses in the amount of $60,791. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation the Distributor.

NOTE 3--INVESTMENTS--Purchases and sales of securities, other than U.S. government securities and short-term obligations, aggregated $132,197,536 and $153,336,261 respectively, for the year ended December 31, 2004.

NOTE 4--INCOME TAXES--For federal income tax purposes, the identified cost of investments owned at December 31, 2004 was $142,362,231. As of December 31, 2004, net unrealized appreciation for federal income tax purposes aggregated $53,763,233, of which $57,018,182 relate to appreciated securities and $3,254,949 related to the depreciated securities.

At December 31, 2004, the components of accumulated earnings on a tax basis were as follows; undistributed ordinary income of $1,521,871 accumulated capital and other losses of $7,200,845 and unrealized appreciation of $53,768,795.

The tax character of distributions paid to shareholders during the years ended December 31, 2004 and December 31, 2003, respectively were as follows: ordinary income $1,017,032 and $294,007.

At December 31, 2004, the fund had a capital loss carryforward of $7,200,845 available, expiring December 31, 2010. The Fund utilized $43,904,660 of capital losses in the current fiscal year.

During the year ended December 31, 2004, as a result of permanent book to tax differences, the Fund decreased accumulated undistributed net investment income by $191,280 and increased accumulated net realized gain on investments by $191,280. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency transactions.

NOTE 5--CONCENTRATION OF RISK--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The aggregate shareholder accounts of a single insurance company own approximately 79% of the Initial Class and approximately 99% of the Class R1 shares.

NOTE 6--WARRANTS--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

NOTE 7--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized and unrealized gains and losses from forward foreign currency contracts are included in realized gain
(loss) from foreign currency transactions on the Statements of Operations. At December 31, 2004, there was the following forward foreign currency contract outstanding:

                                  CONTRACT           CURRENT         UNREALIZED
CONTRACT                           AMOUNT             VALUE         APPRECIATION
----------------------            --------          ---------       ------------
FORWARD FOREIGN CURRENCY BUY CONTRACT:
IDR 85,542,803 expiring
   1/03/05                         $9,178             $9,215            $37

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 8--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Board of Trustees. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees.

The Fund has elected to show this deferred liability net of the corresponding asset for financial statement purposes. As of December 31, 2004, the net value of the asset and corresponding liability of the Fund's portion of the Plan is $24,344.

NOTE 9--EQUITY SWAP--The Fund may enter into an equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. There were no swaps outstanding at December 31, 2004.

NOTE 10--BANK LINE OF CREDIT--The Trust may participate with other funds managed by the Adviser (the "Van Eck Funds") in a $15 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Trust and the Van Eck Funds, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Trust and the Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Trust and the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 2004 the Fund borrowed an average daily amount of $2,350,928 at an average interest rate of 1.63% under the Facility. At December 31, 2004, there were no outstanding borrowings under the Facility.

NOTE 11--REPURCHASE AGREEMENTS--Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligations, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreements, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

NOTE 12--REGULATORY MATTERS--In connection with their investigations of practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General ("NYAG") and the United States Securities and Exchange Commission ("SEC") have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers.

There cannot be any assurance that if the SEC or NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

NOTE 13--SUBSEQUENT EVENTS--An income dividend of $0.13 per share on January 31, 2005 to shareholders of the Initital Class shares and the Class R1 shares of record as of January 31, 2005 with investment date of January 31, 2005.

It is anticipated that the Adviser will reimburse the Fund in an amount it currently estimates to be approximately $140,000 in connection with dividends paid in January 2003 to shareholders redeeming on the day between record date and ex-dividend date.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Worldwide Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Emerging Markets Fund (one of the funds comprising Van Eck Worldwide Insurance Trust) (the "Fund"), including the schedule of portfolio investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Emerging Markets Fund at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the indicated periods, in conformity with U.S. generally accepted accounting principles.

                                                     [GRAPHIC]
                                                     Ernst & Young LLP

New York, New York
February 10, 2005

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1),
DATE OF BIRTH,                                                           NUMBER OF
POSITION(S) HELD WITH             PRINCIPAL                              PORTFOLIOS IN
FUND AND LENGTH OF                OCCUPATION(S)                          FUND COMPLEX(3)
SERVICE AS A VAN ECK              DURING PAST                            OVERSEEN              OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                            BY TRUSTEE            HELD OUTSIDE THE FUND COMPLEX:
---------------------             --------------                         --------------        ------------------------------
INTERESTED TRUSTEES:
--------------------
Jan F. van Eck(4)                 Director, Van Eck Associates                  9              None
(9/26/63)+*                       Corporation; President and Director,
Trustee since 1998                Van Eck Securities Corporation and
                                  other affiliated companies; President
                                  and Director, Van Eck Capital, Inc.;
                                  President and Director, Van Eck
                                  Absolute Return Advisers Corporation,
                                  Director, Greylock Capital Associates LLC

INDEPENDENT TRUSTEES:
---------------------
Richard C. Cowell                 Private investor                              9              Director, West Indies &
(6/13/27)P. ++                                                                                 Caribbean Development Ltd.
Trustee since 1985

David J. Olderman                 Private investor                              9              None
(8/19/35)P. ++
Trustee since 1994

Ralph F. Peters                   Private investor                              9              None
(3/21/29)P. ++
Trustee since 1987

R. Alastair Short                 Managing Director, The GlenRockGroup,         9              Director, Techbanc, Inc.
(8/08/53)P. ++                    LLC, May 2004 to present; Director,
Trustee since 2004                Techbanc, Inc.; President, Apex Capital
                                  Corporation (January 1999-May 2004);
                                  President, Matrix Global Investments
                                  (July 1997-January 1999)

Richard D. Stamberger             President and CEO, SmartBrief.com             9              Partner and Co-founder, Quest
(5/29/59)^++                                                                                   Partners, LLC; Executive Vice
Trustee since 1994                                                                             President, Chief Operating Officer
                                                                                               and Director of NuCable Resources
                                                                                               Corporation

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED) (CONTINUED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1),
DATE OF BIRTH,
POSITION(S) HELD WITH            PRINCIPAL
FUND AND LENGTH OF               OCCUPATION(S)
SERVICE AS A VAN ECK             DURING PAST
TRUSTEE(2):                      FIVE YEARS:
---------------------            --------------

OFFICERS:
---------
Alex W. Bogaenko                 Controller, Van Eck Funds;
(4/13/63)                        Director of Portfolio Administration,
Controller since 1997            Van Eck Associates Corporation and
                                 Van Eck Securities Corporation;
                                 Officer of two other investment companies advised by the Adviser


Charles T. Cameron               President, Worldwide Bond Fund;
(3/30/62)                        Director of Trading, Van Eck
Vice President since 1996        Associates Corporation; Co-Portfolio
                                 Manager, Worldwide Bond Fund Series;
                                 Officer of another investment company
                                 advised by the Adviser

Keith J. Carlson                 Managing Director, Van Eck Securities
(5/15/56)                        Corporation since February 2004;
Chief Executive Officer          Private investor, June 2003-January
and President since 2004         2004; Independent consultant, Waddell & Reed,
                                 Inc., April 2002-May 2003; Senior Vice
                                 President, Waddell & Reed, Inc., December
                                 2002-March 2003; President, Chief Executive
                                 Officer and Director, Ivy Mackenzie
                                 Distributors, Inc., June 1993-December 2002;
                                 Chairman, Director and President, Ivy
                                 Mackenzie Services Corporation, June
                                 1993-December 2002; Chairman, Director and
                                 Senior Vice President, Ivy Management, Inc.,
                                 January 1992-December 2002; President, Chief
                                 Executive Officer, Director, Executive Vice
                                 President and Senior Vice President, Mackenzie
                                 Investment Management, Inc., April 1985-
                                 December 2002; Officer of two other investment companies advised by the Adviser

Susan C. Lashley                 Vice President, Van Eck Associates Corporation;
(1/21/55)                        Vice President, Mutual Fund Operations,
Vice President since 1988        Van Eck Securities Corporation;
                                 Officer of another investment company
                                 advised by the Adviser

                                                  #
                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED) (CONTINUED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1),
DATE OF BIRTH,
POSITION(S) HELD WITH             PRINCIPAL
FUND AND LENGTH OF                OCCUPATION(S)
SERVICE AS A VAN ECK              DURING PAST
TRUSTEE(2):                       FIVE YEARS:
---------------------             -------------

OFFICERS: (CONTINUED)
---------------------
Patricia A. Maxey                 Van Eck Associates Corporation since
(7/10/67)                         February 2004. Associate, Kirkpatrick &
Vice President, Secretary         Lockhart LLP (2001-February 2004);
and Chief Compliance              Associate General Counsel,
Officer since 2004                Legg Mason Wood Walker, Inc.,
                                  (1999-2000); Officer of two other investment companies advised by the Adviser


Bruce J. Smith                    Senior Vice President and Chief
(3/15/55)                         Financial Officer, Van Eck Associates
Vice President and Treasurer      Corporation, Van Eck Securities Corporation
since 1985                        and other affiliated companies;
                                  Officer of two other investment companies advised by the Adviser


Derek S. van Eck4                 President of Worldwide Hard Assets Fund
(9/16/64)++                       series and the Worldwide Real Estate Fund
Executive Vice President          series of Van Eck Worldwide Insurance
since 2004                        Trust and the Global Hard Assets Fund
                                  series of Van Eck Funds; Executive Vice
                                  President, Director, Global Investments;
                                  President and Director of Van Eck Associates
                                  Corporation; Executive Vice President and
                                  Director of Van Eck Securities Corporation and other affiliated companies; Director, Greylock
                                  Capital Associates LLC; Officer of two other investment companies advised by the Adviser

----------

(1) The address for each Trustee and officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

(2) Each Trustee serves for an indefinite term, until his resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all independent trustees, which provides that independent trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75. With respect to the Trustees currently serving, the mandatory retirement policy shall not apply until after December 31, 2007. Officers are elected yearly by the Trustees.

(3)  The Fund Complex consists of the Trust, Van Eck Funds and Van Eck Funds,
     Inc.

(4) Messrs. Jan F. van Eck and Derek S. van Eck are brothers and each is the son of John C. van Eck, who retired from the Board as of December 31, 2003.

+ An "interested person" as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are interested persons as they own shares and are on the Board of Trustees/Officers of the investment adviser.

*    Member of Executive Committee.

++   Member of the Governance Committee.

^    Member of Audit Committee.

+    Mr. Derek S. van Eck resigned from the Board of Trustees as of June 1,
     2004.

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

[LOGO] VAN ECK GLOBAL                                         [GRAPHIC]

Investment Adviser:    Van Eck Associates Corporation
       Distributor:    Van Eck Securities Corporation
                       99 Park Avenue, New York, NY 10016   www.vaneck.com

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. Please read the prospectus carefully before investing.

Additional information about the Fund's Board of Trustees/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending December 31 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Commission's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the Commission's website at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The Fund's complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS

a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that David Olderman, a member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Worldwide Insurance Trust, billed audit fees of $148,627 for 2004 and $130,558 for 2003.

b)   Audit-Related Fees

     Ernst & Young billed audit-related fees of $20,249 for 2004 and $36,575 for 2003.

c)   Tax Fees

     Ernst & Young billed tax fees of $17,000 for 2004 and $8,160 for 2003.

d)   All Other Fees

     None.

e) The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g) Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a) The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Emerging Markets Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide Emerging Markets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.


Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE EMERGING MARKETS FUND

By (Signature and Title) /s/ Bruce J. Smith, VP & Treasurer
                         ----------------------------------
Date  March 7, 2005
      -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        --------------------------
Date  March 7, 2005
      -------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         -------------------------
Date  March 7, 2005
      -------------